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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

                                    DATE OF REPORT
                          (Date of earliest event reported)
                                  September 17, 1996


                           UNITED WISCONSIN SERVICES, INC.
                (Exact name of registrant as specified in its charter)


  WISCONSIN                          0-19506               39-1431799
(State or other                    (Commission         (I.R.S. Employer
 jurisdiction                      File Number)        Identification No.)
of incorporation)


                               401 WEST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN  53203-2896
                       (Address of principal executive offices)

                                    (414) 226-6900
                           (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS

    For pro forma and other financial information relating to the proposed merger of American Medical Securities Group, Inc. ("AMSG") with and into the Registrant, the Registrant hereby incorporates by reference the following portions of the Registrant's Registration Statement on Amendment No 1. to Form S-4 (File No. 333-10935), as filed with the Securities and Exchange Commission on September 17, 1996 (the "Registration Statement"):

    SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF AMSG (including the notes thereto) contained on page 8 of the Registration Statement.

    SELECTED HISTORICAL AND PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL DATA contained on pages 11 and 12 of the Registration Statement.

    UWS AND AMSG PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL DATA (including the notes thereto) contained on page 12 of the Registration Statement.

    HISTORICAL AND PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (including the notes thereto) contained on pages 14 through 25 of the Registration Statement.

    FINANCIAL STATEMENTS OF AMSG (including the notes thereto) contained on pages F-1 through F-18 of the Registration Statement.

    As set forth in note 10 of the foregoing HISTORICAL AND PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS, an executive officer of the Registrant has 7,113 options to purchase AMSG common shares at an option price of $703, which will be converted in connection with the merger of AMSG into the Registrant into 301,567 options to purchase common shares of the Registrant, at an option price of $16.54. Upon conversion, UWS will record compensation expense of $2,137,000. In accordance with Regulation S-X regarding the preparation of pro forma financial information, this nonrecurring charge has not been included in the pro forma unaudited condensed consolidated statements of income incorporated by reference herein. It is expected, however, that this nonrecurring charge (which equals approximately $0.13 per common share of the Registrant's outstanding common shares before giving effect to such merger and UWS's issuance of shares therein) will be reflected in the Registrant's results of operations for its fiscal quarter ending September 30, 1996.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

    THE PRO FORMA FINANCIAL STATEMENTS AND OTHER INFORMATION INCORPORATED BY REFERENCE IN THIS CURRENT REPORT ON FORM 8-K


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    MAY CONTAIN CERTAIN FORWARD LOOKING STATEMENTS WITH RESPECT TO THE
    FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF AMSG AND THE REGISTRANT. SUCH FORWARD LOOKING STATEMENTS ARE SUBJECT TO INHERENT RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements of Businesses Acquired.

         Not applicable.

    (b)  Pro Forma Financial Information.

         Not applicable.

    (c)  Exhibits.

    Number         Description
    ------         -----------

    99.1           Selected Historical Consolidated Financial Data of AMSG
    99.2 Selected Historical and Pro Forma Unaudited Condensed Consolidated Financial Data
    99.3           UWS and AMSG Pro Forma Unaudited Condensed Consolidated
                   Financial Data
    99.4 Historical and Pro Forma Unaudited Condensed Consolidated Financial Statements
    99.5           Financial Statements of AMSG

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED WISCONSIN SERVICES, INC.



    September 23, 1996                 By: /s/ GAIL L. HANSON
- -----------------------------             ------------------------------------
          (Date)                          Vice President and Treasurer


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                                EXHIBIT INDEX

    Number         Description
    ------         -----------

    99.1           Selected Historical Consolidated Financial Data of AMSG
    99.2 Selected Historical and Pro Forma Unaudited Condensed Consolidated Financial Data
    99.3           UWS and AMSG Pro Forma Unaudited Condensed Consolidated
                   Financial Data
    99.4 Historical and Pro Forma Unaudited Condensed Consolidated Financial Statements
    99.5           Financial Statements of AMSG


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